UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2019

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of Principal Executive Offices, and Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On September 30, 2019, ParTech, Inc., a wholly-owned subsidiary (“ParTech”) of PAR Technology Corporation (the “Company”) completed its acquisition of assets of 3M Company’s Drive-Thru Communications Systems business (the “Business”), including the XT-1 and G5 headset systems, contracts and intellectual property associated with the business (the “purchased assets”) for cash consideration of $7.0 million. ParTech acquired the purchased assets from 3M Company and certain of its subsidiaries pursuant to a bill of sale and a patent and know-how assignment agreement, each dated September 4, 2019, as previously disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on September 4, 2019. Under a transition contract manufacturing agreement (the “CMA”) between 3M and ParTech, dated September 4, 2019, ParTech will purchase remaining inventory of products, raw materials and work-in-progress in 3M’s possession and used in the manufacture of products or the provision of services in connection with the Business upon termination of the CMA on December 31, 2019, unless sooner terminated by its terms.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

Item 9.01    Financial Statements and Exhibits

d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Bill of Sale, dated September 4, 2019, by and among 3M Company and the Selling Subsidiaries and ParTech, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: September 30, 2019	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial and Accounting Officer (Principal Financial Officer)